WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 63.2%
COMMUNICATION SERVICES - 6.9%
Diversified Telecommunication Services - 0.9%
Altice Financing SA, Senior Secured Notes	5.750%	8/15/29	4,000,000	$3,208,885	(a)(b)
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	7,000,000	2,625,638	(a)
Altice France SA, Senior Secured Notes	5.125%	7/15/29	1,000,000	677,099	(a)
Altice France SA, Senior Secured Notes	5.500%	10/15/29	1,000,000	679,788	(a)

Total Diversified Telecommunication Services				7,191,410

Entertainment - 1.1%
Allen Media LLC/Allen Media Co-Issuer Inc., Senior Notes	10.500%	2/15/28	7,160,000	3,325,031	(a)
AMC Entertainment Holdings Inc., Senior Secured Notes	7.500%	2/15/29	4,780,000	3,196,820	(a)
Banijay Entertainment SASU, Senior Secured Notes	8.125%	5/1/29	2,000,000	2,064,380	(a)(b)

Total Entertainment				8,586,231

Media - 3.4%
AMC Networks Inc., Senior Secured Notes	10.250%	1/15/29	3,000,000	3,023,655	(a)(c)
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.834%	10/23/55	10,000,000	9,606,037	(b)
DirecTV Financing LLC, Senior Secured Notes	8.875%	2/1/30	6,000,000	5,991,359	(a)(b)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	3,000,000	2,876,909
DISH DBS Corp., Senior Secured Notes	5.250%	12/1/26	4,500,000	3,551,776	(a)
DISH Network Corp., Senior Secured Notes	11.750%	11/15/27	1,000,000	1,021,911	(a)
iHeartCommunications Inc., Senior Secured Notes	6.375%	5/1/26	2,000,000	1,707,914	(b)

Total Media				27,779,561

Wireless Telecommunication Services - 1.5%
CSC Holdings LLC, Senior Notes	7.500%	4/1/28	8,280,000	5,588,140	(a)(b)
CSC Holdings LLC, Senior Notes	11.750%	1/31/29	2,500,000	2,505,461	(a)(b)
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	1,000,000	848,156	(a)(b)
CSC Holdings LLC, Senior Notes	4.500%	11/15/31	4,750,000	3,367,308	(a)(b)

Total Wireless Telecommunication Services				12,309,065

TOTAL COMMUNICATION SERVICES				55,866,267

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2024 Quarterly Report	1

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CONSUMER DISCRETIONARY - 16.6%
Automobile Components - 0.5%
Carbon Revolution Ltd., Senior Secured Notes	8.500%	5/15/27	3,000,000		$3,003,750	(a)
JB Poindexter & Co. Inc., Senior Notes	8.750%	12/15/31	1,000,000		1,034,881	(a)(b)

Total Automobile Components					4,038,631

Automobiles - 2.9%
Aston Martin Capital Holdings Ltd., Senior Secured Notes	10.000%	3/31/29	2,000,000		2,038,330	(a)
Ford Motor Co., Senior Notes	8.900%	1/15/32	3,550,000		4,118,031
Ford Motor Co., Senior Notes	6.100%	8/19/32	1,000,000		1,013,950	(b)
Mclaren Finance PLC, Senior Secured Notes	7.500%	8/1/26	8,000,000		7,128,864	(a)(b)
PM General Purchaser LLC, Senior Secured Notes	9.500%	10/1/28	9,410,000		9,612,852	(a)(b)

Total Automobiles					23,912,027

Broadline Retail - 1.2%
QVC Inc., Senior Secured Notes	4.375%	9/1/28	9,670,000		7,759,230	(b)
Rakuten Group Inc., Senior Notes	11.250%	2/15/27	1,500,000		1,591,483	(a)(b)

Total Broadline Retail					9,350,713

Distributors - 0.8%
Accelerate360 Holdings LLC, Secured Notes	8.000%	3/1/28	4,259,550		4,440,858	(a)
American News Co. LLC, Secured Notes (8.500% Cash or 10.000% PIK)	8.500%	9/1/26	2,167,004		2,418,918	(a)(b)(d)

Total Distributors					6,859,776

Diversified Consumer Services - 0.3%
StoneMor Inc., Senior Secured Notes	8.500%	5/15/29	1,730,000		1,195,400	(a)(b)
WW International Inc., Senior Secured Notes	4.500%	4/15/29	3,500,000		1,385,944	(a)

Total Diversified Consumer Services					2,581,344

Hotels, Restaurants & Leisure - 6.0%
888 Acquisitions Ltd., Senior Secured Notes	7.558%	7/15/27	2,000,000	EUR	2,097,015	(a)
Carnival Corp., Senior Notes	10.500%	6/1/30	5,000,000		5,472,505	(a)(b)
Carnival Holdings Bermuda Ltd., Senior Notes	10.375%	5/1/28	6,500,000		7,094,646	(a)(b)
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	8,000,000		7,651,875	(a)(b)
Melco Resorts Finance Ltd., Senior Notes	4.875%	6/6/25	800,000		781,249	(a)(b)

See Notes to Schedule of Investments.

2	Western Asset Diversified Income Fund 2024 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Hotels, Restaurants & Leisure - (continued)
NCL Corp. Ltd., Senior Secured Notes	8.125%	1/15/29	4,000,000		$4,235,360	(a)(b)
Pinnacle Bidco PLC, Senior Secured Notes	10.000%	10/11/28	2,500,000	GBP	3,299,579	(a)
Saga PLC, Senior Notes	5.500%	7/15/26	2,190,000	GBP	2,501,200	(e)
Sands China Ltd., Senior Notes	2.850%	3/8/29	3,000,000		2,609,365	(f)
Wheel Bidco Ltd., Senior Secured Notes	6.750%	7/15/26	5,180,000	GBP	5,629,948	(a)
Wynn Macau Ltd., Senior Notes	5.500%	1/15/26	5,000,000		4,878,024	(a)
Wynn Macau Ltd., Senior Notes	5.500%	10/1/27	3,000,000		2,874,017	(a)

Total Hotels, Restaurants & Leisure					49,124,783

Household Durables - 1.1%
Newell Brands Inc., Senior Notes	5.700%	4/1/26	3,500,000		3,439,986	(b)
Newell Brands Inc., Senior Notes	7.000%	4/1/46	6,500,000		5,255,708	(b)

Total Household Durables					8,695,694

Specialty Retail - 3.8%
Bath & Body Works Inc., Senior Notes	6.750%	7/1/36	3,250,000		3,285,136	(b)
Bath & Body Works Inc., Senior Notes	7.600%	7/15/37	4,275,000		4,255,683	(b)
Doman Building Materials Group Ltd., Senior Notes	5.250%	5/15/26	1,950,000	CAD	1,389,207	(a)
Foot Locker Inc., Senior Notes	4.000%	10/1/29	6,500,000		5,478,556	(a)(b)
Global Auto Holdings Ltd./AAG FH UK Ltd., Senior Notes	8.375%	1/15/29	2,000,000		1,956,230	(a)(b)
Global Auto Holdings Ltd./AAG FH UK Ltd., Senior Notes	8.750%	1/15/32	4,020,000		3,893,591	(a)(b)
Michaels Cos. Inc., Senior Secured Notes	5.250%	5/1/28	5,965,000		5,088,082	(a)(b)
Staples Inc., Senior Notes	10.750%	4/15/27	3,500,000		3,330,107	(a)(b)
Upbound Group Inc., Senior Notes	6.375%	2/15/29	2,000,000		1,943,489	(a)(b)

Total Specialty Retail					30,620,081

TOTAL CONSUMER DISCRETIONARY					135,183,049

CONSUMER STAPLES - 1.0%
Food Products - 0.6%
TKC Holdings Inc., Senior Secured Notes	6.875%	5/15/28	5,050,000		4,797,656	(a)(b)

Tobacco - 0.4%
Vector Group Ltd., Senior Secured Notes	5.750%	2/1/29	3,500,000		3,246,144	(a)(b)

TOTAL CONSUMER STAPLES					8,043,800

ENERGY - 11.1%
Energy Equipment & Services - 1.1%
Nabors Industries Ltd., Senior Notes	7.250%	1/15/26	1,000,000		994,479	(a)(b)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2024 Quarterly Report	3

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Energy Equipment & Services - (continued)
Shelf Drilling Holdings Ltd., Senior Secured Notes	9.625%	4/15/29	5,500,000	$5,318,310	(a)(b)
Sunnova Energy Corp., Senior Notes	5.875%	9/1/26	3,500,000	2,728,270	(a)(b)

Total Energy Equipment & Services				9,041,059

Oil, Gas & Consumable Fuels - 10.0%
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	3,922,000	3,874,218	(a)(b)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	7.625%	12/15/25	2,000,000	2,012,608	(a)(b)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	362,000	361,278	(a)(b)
Crescent Energy Finance LLC, Senior Notes	9.250%	2/15/28	3,710,000	3,920,472	(a)(b)
Energy Transfer LP, Junior Subordinated Notes (3 mo. Term SOFR + 4.290%)	9.597%	4/15/24	7,298,000	7,276,078	(g)(h)
Energy Transfer LP, Junior Subordinated Notes (6.625% to 2/15/28 then 3 mo. USD LIBOR + 4.155%)	6.625%	2/15/28	6,645,000	6,230,699	(b)(g)(h)
Energy Transfer LP, Senior Notes	8.000%	4/1/29	600,000	623,765	(a)(b)
EQM Midstream Partners LP, Senior Notes	6.500%	7/15/48	3,000,000	3,011,121	(b)
Hilcorp Energy I LP/Hilcorp Finance Co., Senior Notes	6.250%	4/15/32	7,000,000	6,909,075	(a)(b)
Northern Oil & Gas Inc., Senior Notes	8.125%	3/1/28	1,000,000	1,015,729	(a)(b)
Occidental Petroleum Corp., Senior Notes	7.500%	11/1/96	8,610,000	9,212,226
Permian Resources Operating LLC, Senior Notes	9.875%	7/15/31	2,000,000	2,230,130	(a)(b)
Plains All American Pipeline LP, Junior Subordinated Notes (3 mo. Term SOFR + 4.372%)	9.679%	4/29/24	7,000,000	6,990,737	(g)(h)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	8,300,000	8,552,810	(a)(b)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,000,000	982,137	(a)(b)
SilverBow Resources Inc., Secured Notes (3 mo. Term SOFR + 7.750%)	13.079%	12/15/28	5,000,000	4,963,757	(a)(h)
Venture Global LNG Inc., Senior Secured Notes	8.375%	6/1/31	5,000,000	5,159,470	(a)(b)

See Notes to Schedule of Investments.

4	Western Asset Diversified Income Fund 2024 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Venture Global LNG Inc., Senior Secured Notes	9.875%	2/1/32	4,360,000	$4,701,689	(a)(b)
YPF SA, Senior Notes	8.500%	7/28/25	3,300,000	3,234,882	(e)

Total Oil, Gas & Consumable Fuels				81,262,881

TOTAL ENERGY				90,303,940

FINANCIALS - 7.4%
Banks - 0.7%
Comerica Bank, Senior Notes	2.500%	7/23/24	4,000,000	3,954,335	(b)
Wells Fargo & Co., Junior Subordinated Notes	5.900%	6/15/24	2,000,000	1,996,554	(b)(g)(h)

Total Banks				5,950,889

Capital Markets - 1.6%
B3 SA-Brasil Bolsa Balcao, Senior Notes	4.125%	9/20/31	2,200,000	1,931,064	(a)(f)
Credit Suisse AG, Senior Notes	3.625%	9/9/24	680,000	673,720	(b)
Credit Suisse AG, Senior Notes	7.950%	1/9/25	2,000,000	2,033,615	(b)
StoneX Group Inc., Senior Secured Notes	8.625%	6/15/25	4,000,000	4,020,172	(a)(b)
StoneX Group Inc., Senior Secured Notes	7.875%	3/1/31	4,000,000	4,061,764	(a)(b)

Total Capital Markets				12,720,335

Consumer Finance - 1.2%
Navient Corp., Senior Notes	5.500%	3/15/29	10,000,000	9,322,013	(b)

Financial Services - 3.1%
Boost Newco Borrower LLC, Senior Secured Notes	7.500%	1/15/31	3,650,000	3,823,660	(a)(b)
Burford Capital Global Finance LLC, Senior Notes	6.250%	4/15/28	4,000,000	3,899,625	(a)(b)
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	5,905,686	5,623,179	(a)(d)
LD Holdings Group LLC, Senior Notes	6.500%	11/1/25	5,000,000	4,858,443	(a)(b)
LD Holdings Group LLC, Senior Notes	6.125%	4/1/28	1,000,000	829,797	(a)(b)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	4.000%	10/15/33	1,000,000	848,071	(a)(b)
VistaJet Malta Finance PLC/Vista Management Holding Inc., Senior Notes	7.875%	5/1/27	6,500,000	5,502,114	(a)(b)

Total Financial Services				25,384,889

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2024 Quarterly Report	5

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Mortgage Real Estate Investment Trusts (REITs) - 0.8%
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., Senior Notes	4.750%	6/15/29	7,000,000	$6,369,502	(a)(b)

TOTAL FINANCIALS				59,747,628

HEALTH CARE - 4.4%
Health Care Providers & Services - 2.8%
Akumin Inc., Senior Secured Notes	8.000%	8/1/28	6,982,000	5,768,877	(a)(b)
CHS/Community Health Systems Inc., Secured Notes	6.125%	4/1/30	14,000,000	10,107,770	(a)(b)
CHS/Community Health Systems Inc., Senior Secured Notes	4.750%	2/15/31	3,000,000	2,317,956	(a)(b)
LifePoint Health Inc., Senior Secured Notes	9.875%	8/15/30	3,000,000	3,141,876	(a)(b)
U.S. Renal Care Inc., Senior Secured Notes	10.625%	6/28/28	1,883,000	1,652,333	(a)

Total Health Care Providers & Services				22,988,812

Health Care Technology - 0.4%
AthenaHealth Group Inc., Senior Notes	6.500%	2/15/30	1,670,000	1,529,142	(a)(b)
MPH Acquisition Holdings LLC, Senior Notes	5.750%	11/1/28	2,000,000	1,579,334	(a)

Total Health Care Technology				3,108,476

Pharmaceuticals - 1.2%
Bausch Health Cos. Inc., Senior Notes	7.000%	1/15/28	5,000,000	2,258,108	(a)
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	7,616,000	3,264,583	(a)
Teva Pharmaceutical Finance Co. LLC, Senior Notes	6.150%	2/1/36	2,000,000	1,947,333	(b)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.100%	10/1/46	3,000,000	2,070,083

Total Pharmaceuticals				9,540,107

TOTAL HEALTH CARE				35,637,395

INDUSTRIALS - 10.7%
Aerospace & Defense - 1.2%
Triumph Group Inc., Senior Secured Notes	9.000%	3/15/28	9,000,000	9,499,338	(a)

Commercial Services & Supplies - 2.3%
CoreCivic Inc., Senior Notes	8.250%	4/15/29	4,850,000	5,076,713	(b)
GEO Group Inc., Secured Notes	10.500%	6/30/28	3,750,000	3,823,125	(b)

See Notes to Schedule of Investments.

6	Western Asset Diversified Income Fund 2024 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Commercial Services & Supplies - (continued)
GEO Group Inc., Secured Notes	9.500%	12/31/28	6,048,000		$6,100,920	(a)(b)
PECF USS Intermediate Holding III Corp., Senior Notes	8.000%	11/15/29	7,621,000		4,023,560	(a)

Total Commercial Services & Supplies					19,024,318

Construction & Engineering - 0.8%
Tutor Perini Corp., Senior Notes	6.875%	5/1/25	6,895,000		6,829,873	(a)

Ground Transportation - 0.8%
Carriage Purchaser Inc., Senior Notes	7.875%	10/15/29	6,000,000		5,352,149	(a)(b)
RXO Inc., Senior Notes	7.500%	11/15/27	1,000,000		1,027,240	(a)(b)

Total Ground Transportation					6,379,389

Machinery - 1.6%
Chart Industries Inc., Senior Secured Notes	7.500%	1/1/30	3,000,000		3,119,088	(a)(b)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	3,635,000		3,406,843	(b)
Titan International Inc., Senior Secured Notes	7.000%	4/30/28	6,820,000		6,736,241	(b)

Total Machinery					13,262,172

Marine Transportation - 0.6%
Stena International SA, Senior Secured Notes	7.625%	2/15/31	5,000,000		5,065,745	(a)(b)

Passenger Airlines - 2.4%
American Airlines Group Inc. Pass-Through Trust	4.000%	7/15/25	5,526,564		5,359,705
American Airlines Inc., Senior Secured Notes	8.500%	5/15/29	3,500,000		3,699,787	(a)(b)
RJET 2023-1 A	8.000%	6/15/30	4,812,500		4,858,662	(i)(j)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	310,000		235,547	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	6,490,000		4,931,298	(a)(b)

Total Passenger Airlines					19,084,999

Professional Services - 0.5%
RR Donnelley & Sons Co., Secured Notes	9.750%	7/31/28	4,000,000		4,336,760	(a)(b)

Transportation Infrastructure - 0.5%
Gatwick Airport Finance PLC, Senior Secured Notes	4.375%	4/7/26	3,000,000	GBP	3,656,041	(e)

TOTAL INDUSTRIALS					87,138,635

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2024 Quarterly Report	7

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
INFORMATION TECHNOLOGY - 2.3%
Communications Equipment - 0.5%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	7,589,000	$2,950,148	(a)
Viasat Inc., Senior Notes	7.500%	5/30/31	1,875,000	1,360,946	(a)(b)

Total Communications Equipment				4,311,094

Software - 0.6%
Central Parent Inc./CDK Global Inc.,
Senior Secured Notes	7.250%	6/15/29	2,000,000	2,043,903	(a)(b)
NCR Voyix Corp., Senior Notes	5.125%	4/15/29	3,000,000	2,785,824	(a)(b)

Total Software				4,829,727

Technology Hardware, Storage & Peripherals - 1.2%
CA Magnum Holdings, Senior Secured Notes	5.375%	10/31/26	1,500,000	1,436,725	(a)(b)
Vericast Corp., Secured Notes	12.500%	12/15/27	590,000	673,187	(a)(b)
Vericast Corp., Senior Secured Notes	11.000%	9/15/26	7,020,000	7,502,625	(a)(b)

Total Technology Hardware, Storage & Peripherals				9,612,537

TOTAL INFORMATION TECHNOLOGY				18,753,358

MATERIALS - 1.1%
Construction Materials - 0.3%
Smyrna Ready Mix Concrete LLC, Senior Secured Notes	8.875%	11/15/31	2,500,000	2,674,265	(a)(b)

Containers & Packaging - 0.2%
ARD Finance SA, Senior Secured Notes (6.500% Cash or 7.250% PIK)	6.500%	6/30/27	1,000,000	335,688	(a)(d)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	5.250%	8/15/27	2,000,000	1,262,150	(a)

Total Containers & Packaging				1,597,838

Metals & Mining - 0.6%
First Quantum Minerals Ltd., Secured Notes	9.375%	3/1/29	2,550,000	2,644,771	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	2,400,000	2,303,808	(a)

Total Metals & Mining				4,948,579

TOTAL MATERIALS				9,220,682

See Notes to Schedule of Investments.

8	Western Asset Diversified Income Fund 2024 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
REAL ESTATE - 1.2%
Diversified REITs - 0.5%
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	1,000,000	$916,440	(b)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	4,000,000	3,354,100	(b)

Total Diversified REITs				4,270,540

Hotel & Resort REITs - 0.5%
Service Properties Trust, Senior Secured Notes	8.625%	11/15/31	3,500,000	3,736,310	(a)(b)

Real Estate Management & Development - 0.2%
Add Hero Holdings Ltd., Senior Secured Notes (7.500% Cash or 8.500% PIK)	8.500%	9/30/29	495,111	13,923	(d)
Add Hero Holdings Ltd., Senior Secured Notes (8.000% Cash or 9.000% PIK)	9.000%	9/30/30	380,853	9,521	(d)
Add Hero Holdings Ltd., Senior Secured Notes (8.800% Cash or 9.800% PIK)	9.800%	9/30/31	495,111	11,190	(d)
China Aoyuan Group Ltd., Senior Notes, Step bond (0.000% to 9/30/31 then 1.000%)	0.000%	3/30/2173	787,017	8,799
China Aoyuan Group Ltd., Senior Secured Notes (5.500% PIK)	5.500%	9/30/31	196,740	2,992	(d)
Country Garden Holdings Co. Ltd., Senior Secured Notes	-	1/27/24	3,500,000	257,250	*(e)(k)
Cushman & Wakefield US Borrower LLC, Senior Secured Notes	8.875%	9/1/31	1,000,000	1,057,647	(a)(b)

Total Real Estate Management & Development				1,361,322

TOTAL REAL ESTATE				9,368,172

UTILITIES - 0.5%
Electric Utilities - 0.0%††
NSG Holdings LLC/NSG Holdings Inc., Senior Secured Notes	7.750%	12/15/25	436,494	434,641	(a)

Independent Power and Renewable Electricity Producers - 0.5%
TransAlta Corp., Senior Notes	6.500%	3/15/40	4,000,000	3,991,036	(b)

TOTAL UTILITIES				4,425,677

TOTAL CORPORATE BONDS & NOTES (Cost - $515,431,626)				513,688,603

COLLATERALIZED MORTGAGE OBLIGATIONS(l) - 28.8%
BANK, 2021-BN35 H	1.661%	6/15/64	9,451,000	3,142,482	(a)(h)
BANK, 2021-BN35 K	1.661%	6/15/64	21,846,154	5,451,363	(a)(h)
Benchmark Mortgage Trust, 2021-B27 F	2.250%	7/15/54	5,000,000	2,250,460	(a)(h)
Benchmark Mortgage Trust, 2021-B27 G	2.250%	7/15/54	5,000,000	1,979,038	(a)(h)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2024 Quarterly Report	9

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Collateralized Mortgage Obligations(l) - (continued)
BSREP Commercial Mortgage Trust, 2021-DC HRR (1 mo. Term SOFR + 5.614%)	10.940%	8/15/38	17,687,987	$9,448,930	(a)(h)
BX Commercial Mortgage Trust, 2019- IMC G (1 mo. Term SOFR + 3.646%)	8.971%	4/15/34	4,000,000	3,983,875	(a)(b)(h)
CIM Trust, 2021-INV1 AXS, IO	0.190%	7/1/51	157,917,009	1,539,833	(a)(h)
Citigroup Commercial Mortgage Trust, 2015-GC29 D	3.110%	4/10/48	3,439,000	2,936,791	(a)(b)
Citigroup Commercial Mortgage Trust, 2015-P1 D	3.225%	9/15/48	2,000,000	1,739,561	(a)(b)
CSMC Trust, 2021-ADV G (1 mo. Term SOFR + 6.364%)	11.690%	7/15/38	8,350,000	3,415,142	(a)(h)
CSMC Trust, 2021-RPL2 B1	3.632%	1/25/60	6,233,900	4,099,705	(a)(h)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, 2021-MN2 B1 (30 Day Average SOFR + 5.500%)	10.820%	7/25/41	2,500,000	2,008,134	(a)(h)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA1 B2 (30 Day Average SOFR + 5.364%)	10.685%	1/25/50	2,225,000	2,408,109	(a)(b)(h)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA2 B2 (30 Day Average SOFR + 4.914%)	10.235%	2/25/50	7,250,000	7,796,148	(a)(h)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA6 B2 (30 Day Average SOFR + 5.650%)	10.970%	12/25/50	5,000,000	5,502,969	(a)(b)(h)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA1 B2 (30 Day Average SOFR + 4.750%)	10.070%	1/25/51	9,482,500	10,047,835	(a)(h)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 B2 (30 Day Average SOFR + 6.250%)	11.570%	10/25/33	5,000,000	5,838,010	(a)(h)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B1 (30 Day Average SOFR + 3.050%)	8.370%	1/25/34	2,470,000	2,615,130	(a)(b)(h)

See Notes to Schedule of Investments.

10	Western Asset Diversified Income Fund 2024 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Collateralized Mortgage Obligations(l) - (continued)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B2 (30 Day Average SOFR + 5.500%)	10.820%	1/25/34	6,700,000	$7,394,601	(a)(h)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 B2 (30 Day Average SOFR + 7.500%)	12.820%	10/25/41	6,590,000	7,165,860	(a)(h)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-3 BX	1.003%	8/25/57	9,445,058	3,338,120	(a)(h)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 B2 (30 Day Average SOFR + 11.864%)	17.185%	5/25/43	4,718,432	5,701,591	(a)(b)(h)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA2 B2 (30 Day Average SOFR + 6.000%)	11.320%	8/25/33	6,000,000	6,881,585	(a)(h)
Federal National Mortgage Association (FNMA) - CAS, 2016-C04 1B (30 Day Average SOFR + 10.364%)	15.685%	1/25/29	2,222,817	2,526,822	(a)(b)(h)
Federal National Mortgage Association (FNMA) - CAS, 2019-R07 1B1 (30 Day Average SOFR + 3.514%)	8.835%	10/25/39	4,851,115	4,996,604	(a)(b)(h)
FREMF Mortgage Trust, 2021-F117 CS (30 Day Average SOFR + 6.400%)	11.720%	7/25/31	5,032,355	5,011,200	(a)(h)
Great Wolf Trust, 2019-WOLF E (1 mo. Term SOFR + 3.046%)	8.371%	12/15/36	3,026,832	3,020,964	(a)(b)(h)
GS Mortgage Securities Corp. Trust, 2018-HULA G (1 mo. Term SOFR + 3.703%)	9.033%	7/15/25	1,829,545	1,763,392	(a)(h)
GS Mortgage Securities Corp. Trust, 2018-LUAU G (1 mo. Term SOFR + 4.747%)	10.072%	11/15/32	5,000,000	4,919,251	(a)(b)(h)
GS Mortgage Securities Trust, 2015-GC30 D	3.384%	5/10/50	2,840,000	2,250,803
GS Mortgage Securities Trust, 2021-ARDN H (1 mo. Term SOFR + 6.048%)	11.373%	11/15/26	5,000,000	4,742,130	(a)(b)(h)
GS Mortgage Securities Corp., 2024-70P HRR	9.667%	3/10/41	17,680,000	17,707,400	(a)(h)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2024 Quarterly Report	11

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Collateralized Mortgage Obligations(l) - (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-WPT GFX	5.364%	7/5/33	4,000,000	$2,205,224	(a)(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.688%	1/16/37	1,580,000	844,500	(a)(h)
JPMorgan Chase Commercial Mortgage
Securities Trust, 2021-NYMZ M (1 mo. Term SOFR + 7.364%)	12.690%	6/15/26	10,000,000	7,908,300	(a)(h)
KIND Trust, 2021-KIND F (1 mo. Term SOFR + 4.064%)	9.394%	8/15/38	7,438,486	7,019,556	(a)(h)
Med Trust, 2021-MDLN F (1 mo. Term SOFR + 4.114%)	9.439%	11/15/38	6,558,524	6,561,486	(a)(h)
MIRA Trust, 2023-MILE HRR	9.300%	6/10/38	13,750,000	13,721,217	(a)
Morgan Stanley Capital I Trust, 2021-L6 F	2.250%	6/15/54	7,195,000	3,668,205	(a)(h)
Multifamily CAS Trust, 2019-1 CE (30 Day Average SOFR + 8.864%)	14.185%	10/25/49	2,000,000	1,970,785	(a)(h)
Multifamily CAS Trust, 2020-1 CE (30 Day Average SOFR + 7.614%)	12.935%	3/25/50	2,500,000	2,485,779	(a)(h)
Natixis Commercial Mortgage Securities Trust, 2022-JERI G (1 mo. Term SOFR + 7.458%)	12.783%	1/15/39	2,500,000	1,936,905	(a)(h)
Natixis Commercial Mortgage Securities Trust, 2022-RRI E (1 mo. Term SOFR + 5.193%)	10.518%	3/15/35	3,783,421	3,787,015	(a)(b)(h)
New Residential Mortgage Loan Trust, 2017-2A B5	5.257%	3/25/57	2,819,937	2,154,466	(a)(h)
New Residential Mortgage Loan Trust, 2020-2A B5D	6.756%	10/25/46	4,424,080	4,197,940	(a)(b)(h)
River Haus, 2021 A-2	6.950%	8/15/24	8,500,000	8,492,286	(i)(j)(m)
Seasoned Credit Risk Transfer Trust, 2022-1 M	4.500%	11/25/61	5,000,000	4,241,558	(a)(b)(h)
Soho Trust, 2021-SOHO D	2.697%	8/10/38	7,000,000	3,961,195	(a)(h)
UBS Commercial Mortgage Trust, 2018-NYCH F (1 mo. Term SOFR + 3.868%)	9.194%	2/15/32	6,000,000	5,726,758	(a)(b)(h)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $257,294,099)				234,507,013

See Notes to Schedule of Investments.

12	Western Asset Diversified Income Fund 2024 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†/ UNITS	VALUE
ASSET-BACKED SECURITIES - 23.0%
AGL CLO Ltd., 2020-6A ER (3 mo. Term SOFR + 6.762%)	12.079%	7/20/34	6,990,000	$7,027,207	(a)(b)(h)
AGL CLO Ltd., 2021-11A E (3 mo. Term SOFR + 6.622%)	11.936%	4/15/34	2,650,000	2,649,081	(a)(b)(h)
Anchorage Capital CLO Ltd., 2014-3RA E (3 mo. Term SOFR + 5.762%)	11.081%	1/28/31	3,625,000	3,468,066	(a)(b)(h)
Apidos CLO Ltd., 2023-46A SUB	0.000%	10/24/36	3,500,000	2,933,785	(a)(h)
Ares CLO Ltd., 2015-2A ER (3 mo. Term SOFR + 7.112%)	12.428%	4/17/33	1,500,000	1,412,297	(a)(h)
Barings CLO Ltd., 2020-4A E (3 mo. Term SOFR + 5.942%)	11.259%	1/20/32	1,090,000	1,056,991	(a)(b)(h)
BlueMountain CLO Ltd., 2020-29A ER (3 mo. Term SOFR + 7.122%)	12.446%	7/25/34	7,000,000	6,861,914	(a)(b)(h)
BlueMountain Fuji US CLO Ltd., 2017-2A D (3 mo. Term SOFR + 6.412%)	11.729%	10/20/30	5,350,000	5,047,995	(a)(h)
CARLYLE US CLO Ltd., 2020-1A ER (3 mo. Term SOFR + 8.142%)	13.459%	7/20/34	5,000,000	4,505,378	(a)(b)(h)
College Avenue Student Loans LLC, 2021-B R	0.000%	6/25/52	17,241	6,212,241	(a)
Credit Suisse European Mortgage Capital Ltd., 2019-1OTF A (3 mo. USD LIBOR + 2.900%)	8.479%	8/9/24	1,958,100	1,954,887	(a)(h)
Credit Suisse European Mortgage Capital Ltd., 2020-1OTF A (3 mo. USD LIBOR + 2.900%)	7.390%	8/9/24	1,075,929	1,073,191	(a)
Dryden Senior Loan Fund, 2016-43A ER3 (3 mo. Term SOFR + 6.662%)	11.979%	4/20/34	1,539,000	1,401,837	(a)(h)
Dryden CLO Ltd., 2021-95A SUB	0.000%	8/20/34	6,870,000	4,020,743	(a)(h)
Elmwood CLO Ltd., 2019-2A SUB	0.000%	4/20/34	4,600,000	3,535,253	(a)(h)
Fortress Credit BSL Ltd., 2021-4A E (3 mo. Term SOFR + 7.392%)	12.706%	10/15/34	5,000,000	4,826,049	(a)(b)(h)
Goldentree Loan Management US CLO Ltd., 2020-8A FR (3 mo. Term SOFR + 8.312%)	13.629%	10/20/34	7,000,000	6,585,664	(a)(b)(h)
Goldentree Loan Management US CLO Ltd., 2021-10A F (3 mo. Term SOFR + 8.052%)	13.369%	7/20/34	1,000,000	922,362	(a)(h)
Greenwood Park CLO Ltd., 2018-1A E (3 mo. Term SOFR + 5.212%)	10.526%	4/15/31	1,570,000	1,544,435	(a)(b)(h)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2024 Quarterly Report	13

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†/ UNITS	VALUE
ASSET-BACKED SECURITIES - (continued)
Greywolf CLO Ltd., 2015-1A DR (3 mo. Term SOFR + 6.112%)	11.436%	1/27/31	6,250,000	$5,982,522	(a)(h)
Greywolf CLO Ltd., 2018-1A D (3 mo. Term SOFR + 6.010%)	11.334%	4/26/31	3,000,000	2,976,616	(a)(h)
Hayfin US Ltd., 2021-14A E (3 mo. Term SOFR + 7.442%)	12.759%	7/20/34	7,000,000	7,031,766	(a)(b)(h)
LCM Ltd., 33A E (3 mo. Term SOFR + 6.612%)	11.929%	7/20/34	3,000,000	2,802,943	(a)(b)(h)
Lunar Structured Aircraft Portfolio Notes, 2021-1 C	5.682%	10/15/46	5,507,629	4,692,380	(a)
MACH Cayman Ltd., 2019-1 B	4.335%	10/15/39	868,376	661,806	(a)
Magnetite Ltd., 2020-26A ER (3 mo. Term SOFR + 6.212%)	11.536%	7/25/34	6,750,000	6,788,114	(a)(b)(h)
MAPS Trust, 2021-1A C	5.437%	6/15/46	3,365,932	2,816,339	(a)
Marathon CLO Ltd., 2019-1A C (3 mo. Term SOFR + 4.332%)	9.646%	4/15/32	4,625,000	4,567,426	(a)(b)(h)
National Collegiate Class A-3L Commutation Trust, 2007-4VI O (1 mo. USD LIBOR + 0.850%)	6.294%	3/29/38	27,730,208	4,260,053	(a)(h)
Ocean Trails CLO, 2020-10A ER (3 mo. Term SOFR + 7.832%)	13.146%	10/15/34	3,750,000	3,582,801	(a)(b)(h)
Palmer Square CLO Ltd., 2023-4A E (3 mo. Term SOFR + 6.750%)	12.163%	10/20/33	3,450,000	3,482,617	(a)(h)
Park Avenue Institutional Advisers CLO Ltd., 2019-1A D (3 mo. Term SOFR + 7.112%)	12.419%	5/15/32	6,950,000	6,477,366	(a)(b)(h)
Rad CLO Ltd., 2018-1A E (3 mo. Term SOFR + 5.882%)	11.196%	7/15/31	1,500,000	1,485,056	(a)(b)(h)
Renew, 2024-1A B	9.001%	11/20/59	810,000	803,606	(a)
Riserva CLO Ltd., 2016-3A ERR (3 mo. Term SOFR + 6.762%)	12.060%	1/18/34	2,000,000	1,880,976	(a)(b)(h)
Riserva CLO Ltd., 2016-3A FRR (3 mo. Term SOFR + 8.772%)	14.070%	1/18/34	2,500,000	2,182,990	(a)(b)(h)
RR Ltd., 2021-18A D (3 mo. Term SOFR + 6.512%)	11.826%	10/15/34	7,190,000	7,231,530	(a)(b)(h)
Saratoga Investment Corp. CLO Ltd., 2013-1A (3 mo. Term SOFR + 10.262%)	15.560%	4/20/33	4,000,000	3,465,648	(a)
SEB Funding LLC, 2024-1A A2	7.386%	4/30/54	2,030,000	2,058,388	(a)(c)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	7,570	1,965,845	(a)

See Notes to Schedule of Investments.

14	Western Asset Diversified Income Fund 2024 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†/ UNITS	VALUE
ASSET-BACKED SECURITIES - (continued)
Sound Point CLO Ltd., 2020-1A ER (3 mo. Term SOFR + 7.122%)	12.439%	7/20/34	4,200,000	$3,929,849	(a)(b)(h)
Sunnova Hellios II Issuer LLC, 2018-1A B	7.710%	7/20/48	3,897,343	3,428,288	(a)
Symphony CLO Ltd., 2016-18A ER (3 mo. Term SOFR + 7.332%)	12.647%	7/23/33	3,000,000	2,790,602	(a)(h)
Symphony CLO Ltd., 2019-21A ER (3 mo. Term SOFR + 6.862%)	12.176%	7/15/32	2,800,000	2,667,967	(a)(b)(h)
Symphony CLO Ltd., 2021-28A SUB	0.000%	10/23/50	6,045,000	4,149,081	(a)(h)
TCI-Symphony CLO Ltd., 2016-1A ER2 (3 mo. Term SOFR + 7.012%)	12.326%	10/13/32	3,500,000	3,326,696	(a)(h)
Venture CLO Ltd., 2021-43A D (3 mo. Term SOFR + 3.732%)	9.046%	4/15/34	2,360,000	2,266,001	(a)(h)
Voya CLO Ltd., 2018-2A E (3 mo. Term SOFR + 5.512%)	10.826%	7/15/31	6,750,000	6,209,862	(a)(b)(h)
Voya CLO Ltd., 2021-1A E (3 mo. Term SOFR + 6.612%)	11.926%	7/15/34	2,250,000	2,251,805	(a)(b)(h)
Whitebox CLO Ltd., 2020-2A ER (3 mo. Term SOFR + 7.362%)	12.680%	10/24/34	1,350,000	1,360,517	(a)(b)(h)
Wind River CLO Ltd., 2021-4A E3 (3 mo. Term SOFR + 8.512%)	13.829%	1/20/35	3,000,000	2,858,303	(a)(b)(h)
Wind River CLO Ltd., 2021-4A F (3 mo. Term SOFR + 6.522%)	11.839%	1/20/35	2,450,000	1,813,795	(a)(h)
Zais CLO Ltd., 2021-17A E (3 mo. Term SOFR + 8.512%)	13.829%	10/20/33	6,000,000	6,030,718	(a)(b)(h)

TOTAL ASSET-BACKED SECURITIES (Cost - $203,692,116)				187,319,648

			FACE AMOUNT†
SENIOR LOANS - 14.3%
COMMUNICATION SERVICES - 2.1%
Entertainment - 0.8%
Allen Media LLC, Term Loan B (3 mo. Term SOFR + 5.650%)	10.959%	2/10/27	7,291,218	6,391,190	(h)(n)(o)

Media - 1.3%
CB Poly US Holdings Inc., Initial Term Loan (3 mo. Term SOFR + 5.500%)	10.802%	5/18/29	4,925,000	4,917,958	(h)(n)(o)
iHeartCommunications Inc., New Term Loan (1 mo. Term SOFR + 3.114%)	8.445%	5/1/26	6,000,000	5,270,370	(h)(n)(o)

Total Media				10,188,328

TOTAL COMMUNICATION SERVICES				16,579,518

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2024 Quarterly Report	15

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CONSUMER DISCRETIONARY - 3.2%
Automobile Components - 1.2%
Autokiniton US Holdings Inc., 2024 Replacement Term Loan B (1 mo. Term SOFR + 4.114%)	9.442%	4/6/28	3,890,250	$3,907,873	(h)(n)(o)
First Brands Group LLC, 2021 First Lien Term Loan (3 mo. Term SOFR + 5.262%)	10.574%	3/30/27	5,829,724	5,845,756	(h)(n)(o)

Total Automobile Components				9,753,629

Diversified Consumer Services - 0.2%
Adtalem Global Education Inc., 2024 Repricing Term Loan (1 mo. Term SOFR + 3.500%)	8.827%	8/12/28	1,455,822	1,462,802	(h)(n)(o)
WW International Inc., Initial Term Loan (1 mo. Term SOFR + 3.614%)	8.945%	4/13/28	330,000	147,263	(h)(n)(o)

Total Diversified Consumer Services				1,610,065

Specialty Retail - 1.8%
Empire Today LLC, Closing Date Term Loan (3 mo. Term SOFR + 5.262%)	10.574%	4/3/28	2,431,250	1,992,762	(h)(n)(o)
Michaels Cos. Inc., Term Loan B (3 mo. Term SOFR + 4.512%)	9.821%	4/15/28	3,244,705	2,919,504	(h)(n)(o)
Rising Tide Holdings Inc., 2023 Term Loan (1 mo. Term SOFR + 8.100%)	13.418%	9/12/28	2,313,704	2,067,873	(h)(n)(o)
Spencer Spirit IH LLC, Initial Term Loan (1 mo. Term SOFR + 6.100%)	11.422%	6/19/26	7,297,684	7,299,180	(h)(n)(o)

Total Specialty Retail				14,279,319

TOTAL CONSUMER DISCRETIONARY				25,643,013

CONSUMER STAPLES - 0.2%
Beverages - 0.2%
Triton Water Holdings Inc., First Lien Initial Term Loan (3 mo. Term SOFR + 3.512%)	8.814%	3/31/28	1,484,735	1,471,008	(h)(n)(o)

Household Products - 0.0%††
Knight Health Holdings LLC, Term Loan B (1 mo. Term SOFR + 5.364%)	10.692%	12/23/28	977,500	443,951	(h)(n)(o)

TOTAL CONSUMER STAPLES				1,914,959

FINANCIALS - 2.8%
Financial Services - 1.5%
Boost Newco Borrower LLC, Initial USD Term Loan (3 mo. Term SOFR + 3.000%)	8.309%	1/31/31	3,000,000	3,014,385	(h)(n)(o)

See Notes to Schedule of Investments.

16	Western Asset Diversified Income Fund 2024 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Financial Services - (continued)
Deerfield Dakota Holding LLC, 2021 Replacement Term Loan (3 mo. Term SOFR + 7.012%)	12.321%	4/7/28	2,000,000	$2,003,750	(h)(n)(o)
Greystone Select Holdings LLC, Term Loan B (3 mo. Term SOFR + 5.262%)	10.571%	6/16/28	3,381,173	3,381,173	(h)(n)(o)
Nexus Buyer LLC, Initial Term Loan (1 mo. Term SOFR + 3.850%)	9.177%	11/9/26	3,948,453	3,943,518	(h)(n)(o)

Total Financial Services				12,342,826

Insurance - 1.3%
Asurion LLC, New Term Loan B4 (1 mo. Term SOFR + 5.364%)	10.692%	1/20/29	5,000,000	4,497,275	(h)(n)(o)
Asurion LLC, Second Lien Term Loan B3 (1 mo. Term SOFR + 5.364%)	10.692%	1/31/28	5,000,000	4,534,375	(h)(n)(o)
Sedgwick Claims Management Services Inc., 2023 Term Loan (1 mo. Term SOFR + 3.750%)	9.077%	2/24/28	1,574,100	1,578,751	(h)(n)(o)

Total Insurance				10,610,401

TOTAL FINANCIALS				22,953,227

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
EyeCare Partners LLC, Second Lien Initial Term Loan (3 mo. Term SOFR + 7.012%)	12.324%	11/15/29	2,590,000	958,300	(h)(n)(o)

INDUSTRIALS - 2.7%
Air Freight & Logistics - 0.8%
WWEX Uni Topco Holdings LLC, Second Lien Initial Term Loan (3 mo. Term SOFR + 7.262%)	12.571%	7/26/29	7,000,000	6,312,040	(h)(n)(o)

Building Products - 0.6%
ACProducts Holdings Inc., Initial Term Loan (3 mo. Term SOFR + 4.512%)	9.814%	5/17/28	4,961,735	4,541,550	(h)(n)(o)

Commercial Services & Supplies - 1.3%
DS Parent Inc., Term Loan B (3 mo. Term SOFR + 5.500%)	10.813%	1/31/31	5,000,000	4,957,800	(h)(n)(o)
GEO Group Inc., Term Loan 1 (1 mo. Term SOFR + 6.875%)	12.205%	3/23/27	2,255,510	2,323,176	(h)(n)(o)
Neptune Bidco Us Inc., Term Loan A (3 mo. Term SOFR + 4.850%)	10.173%	10/11/28	3,970,000	3,646,743	(h)(n)(o)

Total Commercial Services & Supplies				10,927,719

TOTAL INDUSTRIALS				21,781,309

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2024 Quarterly Report	17

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
INFORMATION TECHNOLOGY - 2.6%
IT Services - 1.0%
Nielsen Consumer Inc., Fifth Amendment Incremental Term Loan (1 mo. Term SOFR + 6.250%)	11.580%	3/6/28	4,962,500	$4,946,992	(h)(n)(o)
Redstone Holdco 2 LP, First Lien Initial Term Loan (1 mo. Term SOFR + 4.864%)	10.195%	4/27/28	4,280,726	3,554,801	(h)(n)(o)

Total IT Services				8,501,793

Software - 1.6%
Cloudera Inc., Second Lien Term Loan (1 mo. Term SOFR + 6.100%)	11.430%	10/8/29	2,120,000	2,106,750	(h)(n)(o)
DCert Buyer Inc., Second Lien Initial Term Loan (1 mo. Term SOFR + 7.000%)	12.330%	2/19/29	5,000,000	4,541,000	(h)(n)(o)
Magenta Buyer LLC, First Lien Initial Term Loan (3 mo. Term SOFR + 5.262%)	10.574%	7/27/28	3,161,490	1,896,894	(h)(n)(o)
Planview Parent Inc., First Lien Closing Date Term Loan (3 mo. Term SOFR + 4.262%)	9.564%	12/17/27	4,152,545	4,148,060	(h)(n)(o)

Total Software				12,692,704

TOTAL INFORMATION TECHNOLOGY				21,194,497

MATERIALS - 0.6%
Chemicals - 0.6%
Plastics Management LLC, First Lien Initial Term Loan (3 mo. Term SOFR + 5.100%)	10.409%	8/3/27	4,880,819	4,846,632	(h)(i)(j)(n)(o)

TOTAL SENIOR LOANS (Cost - $121,168,396)				115,871,455

SOVEREIGN BONDS - 5.9%
Angola - 0.5%
Angolan Government International Bond, Senior Notes	8.750%	4/14/32	3,500,000	3,225,939	(a)(f)
Angolan Government International Bond, Senior Notes	9.125%	11/26/49	620,000	526,287	(e)

Total Angola				3,752,226

Argentina - 1.3%
Ciudad Autonoma De Buenos Aires, Senior Notes	7.500%	6/1/27	5,100,000	4,852,158	(a)
Ciudad Autonoma De Buenos Aires, Senior Notes	7.500%	6/1/27	2,000,000	1,902,807	(e)
Provincia de Cordoba, Senior Notes	6.875%	12/10/25	4,333,420	3,765,585	(a)

Total Argentina				10,520,550

See Notes to Schedule of Investments.

18	Western Asset Diversified Income Fund 2024 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Bahamas - 0.1%
Bahamas Government International Bond, Senior Notes	8.950%	10/15/32	600,000		$582,859	(e)

Dominican Republic - 0.3%
Dominican Republic International Bond, Senior Notes	4.500%	1/30/30	430,000		392,873	(e)
Dominican Republic International Bond, Senior Notes	4.875%	9/23/32	2,750,000		2,470,124	(e)(f)

Total Dominican Republic					2,862,997

Ecuador - 0.3%
Ecuador Government International Bond, Senior Notes	0.000%	7/31/30	5,593,000		2,770,030	(a)(f)

Egypt - 0.1%
Egypt Government International Bond, Senior Notes	7.053%	1/15/32	700,000		581,423	(e)

El Salvador - 0.0%††
El Salvador Government International Bond, Senior Notes	6.375%	1/18/27	180,000		157,347	(e)

Ghana - 0.0%††
Ghana Government International Bond, Senior Notes	10.750%	10/14/30	590,000		403,356	(e)

Ivory Coast - 0.4%
Ivory Coast Government International Bond, Senior Notes	7.625%	1/30/33	2,040,000		2,027,831	(a)
Ivory Coast Government International Bond, Senior Notes	8.250%	1/30/37	1,000,000		1,005,340	(a)

Total Ivory Coast					3,033,171

Jamaica - 0.1%
Jamaica Government International Bond, Senior Notes	9.625%	11/3/30	82,000,000	JMD	566,615

Kenya - 0.4%
Republic of Kenya Government International Bond, Senior Notes	6.300%	1/23/34	3,200,000		2,624,375	(a)(f)
Republic of Kenya Government International Bond, Senior Notes	6.300%	1/23/34	550,000		451,064	(e)

Total Kenya					3,075,439

Mexico - 1.0%
Mexican Bonos, Bonds	5.750%	3/5/26	40,930,000	MXN	2,278,933
Mexican Bonos, Senior Notes	8.500%	5/31/29	98,350,000	MXN	5,728,609

Total Mexico					8,007,542

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2024 Quarterly Report	19

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Nigeria - 0.1%
Nigeria Government International Bond, Senior Notes	7.143%	2/23/30	940,000		$856,034	(e)

Senegal - 0.0%††
Senegal Government International Bond, Senior Notes	6.250%	5/23/33	550,000		470,169	(e)

Sri Lanka - 0.0%††
Sri Lanka Government International Bond, Senior Notes	6.200%	5/11/27	570,000		337,702	*(e)(p)

Supranational - 0.7%
International Finance Corp., Senior Notes	6.140%	6/3/24	225,000,000	UYU	6,013,436

Turkey - 0.4%
Turkiye Ihracat Kredi Bankasi AS, Senior Notes	5.750%	7/6/26	3,200,000		3,123,485	(a)(f)

Ukraine - 0.1%
Ukraine Government International Bond, Senior Notes	7.375%	9/25/34	2,280,000		667,164	*(e)(p)

Uzbekistan - 0.1%
Republic of Uzbekistan International Bond, Senior Notes	3.900%	10/19/31	590,000		488,306	(e)

TOTAL SOVEREIGN BONDS (Cost - $47,971,742)					48,269,851

CONVERTIBLE BONDS & NOTES - 1.1%
COMMUNICATION SERVICES - 0.6%
Media - 0.6%
DISH Network Corp., Senior Notes	0.000%	12/15/25	4,500,000		3,307,500	(b)
DISH Network Corp., Senior Notes	3.375%	8/15/26	2,000,000		1,255,000

TOTAL COMMUNICATION SERVICES					4,562,500

FINANCIALS - 0.3%
Mortgage Real Estate Investment Trusts (REITs) - 0.3%
Two Harbors Investment Corp., Senior Notes	6.250%	1/15/26	3,010,000		2,859,500	(b)

HEALTH CARE - 0.2%
Health Care Technology - 0.2%
Multiplan Corp., Senior Notes (6.000% Cash or 7.000% PIK)	6.000%	10/15/27	2,500,000		1,774,942	(a)(b)(d)

REAL ESTATE - 0.0%††
Real Estate Management & Development - 0.0%††
China Aoyuan Group Ltd., Senior Notes	0.000%	9/30/28	70,332		886

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $9,206,285)					9,197,828

See Notes to Schedule of Investments.

20	Western Asset Diversified Income Fund 2024 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY		RATE		SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS - 1.1%
ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Equitrans Midstream Corp. (3 mo. USD LIBOR + 8.150%) (Cost - $9,192,642)		9.750%		416,711		$9,167,642	(h)

			MATURITY DATE	FACE AMOUNT†
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.1%
Uruguay - 0.1%
Uruguay Government International Bond, Senior Notes (Cost - $460,232)		3.875%	7/2/40	17,903,417	UYU	514,837

				SHARES
COMMON STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
West Marine				146,250		402,187	(i)(j)
West Marine 1A Common Units				16,250		44,688	(i)(j)

TOTAL CONSUMER DISCRETIONARY						446,875

REAL ESTATE - 0.0%††
Real Estate Management & Development - 0.0%††
China Aoyuan Group Ltd.				196,740		3,972	*

TOTAL COMMON STOCKS (Cost - $3,949)						450,847

	COUNTERPARTY	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.0%††
OTC PURCHASED OPTIONS - 0.0%††
U.S. Dollar/Australian Dollar, Put @ $0.669 (Cost - $70,064)	BNP Paribas SA	4/17/24	6,278,115	6,278,115		3,757

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,164,491,151)						1,118,991,481

		RATE		SHARES
SHORT-TERM INVESTMENTS - 3.5%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost - $28,618,859)		5.271%		28,618,859		28,618,859	(q)(r)

TOTAL INVESTMENTS - 141.1% (Cost - $1,193,110,010)						1,147,610,340
Liabilities in Excess of Other Assets - (41.1)%						(334,530,776)

TOTAL NET ASSETS - 100.0%						$813,079,564

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2024 Quarterly Report	21

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(c)	Securities traded on a when-issued or delayed delivery basis.

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(e)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(f)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Security is fair valued in accordance with procedures approved by the Board of Trustees (Note 1).

(j)	Security is valued using significant unobservable inputs (Note 1).

(k)	The maturity principal is currently in default as of March 31, 2024.

(l)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(m)	This security is traded on a to-be-announced (“TBA”) basis. At March 31, 2024, the Fund held TBA securities with a total cost of $8,499,741.

(n)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(o)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(p)	The coupon payment on this security is currently in default as of March 31, 2024.

(q)	Rate shown is one-day yield as of the end of the reporting period.

(r)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At March 31, 2024, the total market value of investments in Affiliated Companies was $28,618,859 and the cost was $28,618,859 (Note 2).

See Notes to Schedule of Investments.

22	Western Asset Diversified Income Fund 2024 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

Abbreviation(s) used in this schedule:

CAD	— Canadian Dollar
CAS	— Connecticut Avenue Securities
CLO	— Collateralized Loan Obligation
EUR	— Euro
GBP	— British Pound
IO	— Interest Only
JMD	— Jamaican Dollar
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PIK	— Payment-In-Kind
REMIC	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar
UYU	— Uruguayan Peso

At March 31, 2024, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Goldman Sachs Group Inc.	6.000%	10/20/2023	TBD***	$12,519,742	Sovereign Bonds Corporate Bonds & Notes	$14,146,829 4,548,249

				$12,519,742		$18,695,078

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	Including accrued interest.

***

TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as of March 31, 2024.

At March 31, 2024, the Fund had the following written options contracts:

OTC Written Options
Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount†	Value
U.S. Dollar/Mexican Peso, Put (Premiums received - $17,559)	Citibank N.A.	6/3/24	16.796MXN	3,096,794	3,096,794	$(43,399)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2024 Quarterly Report	23

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

Abbreviation(s) used in this schedule:

MXN	— Mexican Peso

At March 31, 2024, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	141	3/25	$34,059,821	$33,639,075	$(420,746)
3-Month SONIA	103	9/24	30,672,728	30,888,344	215,616
3-Month SONIA	3	3/25	897,015	905,009	7,994
Euro-Bund	185	6/24	26,397,444	26,620,947	223,503
U.S. Treasury 10-Year Notes	1,558	6/24	171,702,481	172,621,539	919,058
U.S. Treasury Long-Term Bonds	165	6/24	19,545,864	19,872,188	326,324
U.S. Treasury Ultra 10-Year Notes	170	6/24	19,338,232	19,483,595	145,363

					1,417,112

Contracts to Sell:
3-Month SOFR	61	6/24	14,422,453	14,437,557	(15,104)
U.S. Treasury 2-Year Notes	339	6/24	69,369,445	69,320,203	49,242
U.S. Treasury 5-Year Notes	20	6/24	2,141,168	2,140,313	855
U.S. Treasury Ultra Long-Term Bonds	38	6/24	4,802,184	4,902,000	(99,816)

					(64,823)

Net unrealized appreciation on open futures contracts					$1,352,289

Abbreviation(s) used in this table:

SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Index Average

See Notes to Schedule of Investments.

24	Western Asset Diversified Income Fund 2024 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

At March 31, 2024, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,114,500	USD	1,212,843	BNP Paribas SA	4/19/24	$(9,439)
USD	59	NOK	611	BNP Paribas SA	4/19/24	3
EUR	2,456,000	USD	2,681,726	Citibank N.A.	4/19/24	(29,809)
USD	46,196	AUD	68,900	Citibank N.A.	4/19/24	1,270
USD	4,370,801	EUR	4,050,000	Citibank N.A.	4/19/24	(2,271)
USD	8,979,051	EUR	8,148,100	Citibank N.A.	4/19/24	180,972
USD	20,024,073	GBP	15,704,416	Citibank N.A.	4/19/24	200,430
BRL	4,130,000	USD	826,736	Goldman Sachs Group Inc.	4/19/24	(5,059)
BRL	4,130,000	USD	824,508	Goldman Sachs Group Inc.	4/19/24	(2,831)
CHF	200,000	USD	221,821	Goldman Sachs Group Inc.	4/19/24	470
CHF	200,000	USD	222,019	Goldman Sachs Group Inc.	4/19/24	272
CHF	530,000	USD	601,654	Goldman Sachs Group Inc.	4/19/24	(12,581)
CHF	840,000	USD	949,507	Goldman Sachs Group Inc.	4/19/24	(15,881)
CHF	880,000	USD	999,349	Goldman Sachs Group Inc.	4/19/24	(21,265)
USD	503,049	CHF	440,000	Goldman Sachs Group Inc.	4/19/24	14,007
USD	605,327	CHF	530,000	Goldman Sachs Group Inc.	4/19/24	16,254
USD	953,392	CHF	840,000	Goldman Sachs Group Inc.	4/19/24	19,766
USD	961,457	CHF	840,000	Goldman Sachs Group Inc.	4/19/24	27,831
USD	1,005,346	CHF	880,000	Goldman Sachs Group Inc.	4/19/24	27,262
USD	1,991,038	CHF	1,760,000	Goldman Sachs Group Inc.	4/19/24	34,870
USD	2,031,417	CHF	1,710,000	Goldman Sachs Group Inc.	4/19/24	130,822
USD	858,822	EUR	790,000	Goldman Sachs Group Inc.	4/19/24	5,803
USD	869,868	EUR	800,000	Goldman Sachs Group Inc.	4/19/24	6,051
USD	1,001,174	EUR	920,000	Goldman Sachs Group Inc.	4/19/24	7,785
USD	28,886	JPY	4,116,000	Goldman Sachs Group Inc.	4/19/24	1,608
MXN	4,389,570	USD	256,163	JPMorgan Chase & Co.	4/19/24	7,006
MXN	52,872,609	USD	3,075,545	JPMorgan Chase & Co.	4/19/24	94,336
BRL	21,070,000	USD	4,262,938	Morgan Stanley & Co. Inc.	4/19/24	(70,993)
USD	2,456,535	CAD	3,289,012	Morgan Stanley & Co. Inc.	4/19/24	27,656
USD	3,920,664	MXN	67,339,363	Morgan Stanley & Co. Inc.	4/19/24	(116,544)

Net unrealized appreciation on open forward foreign currency contracts						$517,801

Abbreviation(s) used in this table:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
USD	— United States Dollar

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2024 Quarterly Report	25

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

At March 31, 2024, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
JPMorgan Chase & Co.	63,990,000BRL	1/2/29	BRL-CDI*	10.230%*	$(175,534)	—	$(175,534)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2024[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Ford Motor Co., 4.346%, due 12/8/26	$4,320,000	6/20/26	0.538%	5.000% quarterly	$408,306	$278,315	$129,991
Nordstrom Inc., 6.950%, due 3/15/28	1,762,000	12/20/28	3.643%	1.000% quarterly	(184,325)	(239,054)	54,729

Total	$6,082,000				$223,981	$39,261	$184,720

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2024[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
General Motors Co., 4.200%, due 10/1/27	$4,320,000	6/20/26	0.339%	5.000% quarterly	$(427,323)	$(374,069)	$(53,254)
Macy’s Retail Holdings LLC, 4.500%, due 12/15/34	1,762,000	12/20/28	3.495%	1.000% quarterly	175,707	221,978	(46,271)

Total	$6,082,000				$(251,616)	$(152,091)	$(99,525)

See Notes to Schedule of Investments.

26	Western Asset Diversified Income Fund 2024 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	One time payment made at termination date.

Reference rate(s) and their value(s) as of period end used in this table:

Reference Index	Reference Rate
BRL-CDI	10.650%

Abbreviation(s) used in this table:

BRL	— Brazilian Real
BRL-CDI	— Brazilian Cetip InterBank Deposit Rate

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2024 Quarterly Report	27

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Diversified Income Fund (the “Fund”) was organized in Maryland on July 27, 2020 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees has authorized the issuance of an unlimited number of common shares of beneficial interest, $0.001 par value per share (the “Common Shares”). The Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, across fixed income sectors and securities in seeking to deliver a well-diversified portfolio. The Fund expects to dissolve on or about June 24, 2033 (the “Dissolution Date”); provided that the Board of Trustees may, without shareholder approval, extend the Dissolution Date for up to two years. As of a date within the 6-18 months preceding the Dissolution Date, the Board of Trustees may cause the Fund to conduct a tender offer to all shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (the “Eligible Tender Offer”). The Board of Trustees has established that the Fund must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the payment for properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no Common Shares will be repurchased and the Fund will dissolve as scheduled. If an Eligible Tender Offer is conducted and the payment for properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may eliminate the Dissolution Date without shareholder approval and provide for the Fund’s perpetual existence. Upon its dissolution, it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use

28	Western Asset Diversified Income Fund 2024 Quarterly Report

Notes to Schedule of Investments (unaudited) (continued)

market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger

Western Asset Diversified Income Fund 2024 Quarterly Report	29

Notes to Schedule of Investments (unaudited) (continued)

proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Industrials	—	$82,279,973	$4,858,662	$87,138,635
Other Corporate Bonds & Notes	—	426,549,968	—	426,549,968
Collateralized Mortgage Obligations	—	226,014,727	8,492,286	234,507,013
Asset-Backed Securities	—	187,319,648	—	187,319,648
Senior Loans:
Materials	—	—	4,846,632	4,846,632
Other Senior Loans	—	111,024,823	—	111,024,823
Sovereign Bonds	—	48,269,851	—	48,269,851
Convertible Bonds & Notes	—	9,197,828	—	9,197,828
Convertible Preferred Stocks	—	9,167,642	—	9,167,642
Non-U.S. Treasury Inflation Protected Securities	—	514,837	—	514,837
Common Stocks:
Consumer Discretionary	—	—	446,875	446,875
Real Estate	$3,972	—	—	3,972
Purchased Options	—	3,757	—	3,757

Total Long-Term Investments	3,972	1,100,343,054	18,644,455	1,118,991,481

Short-Term Investments†	28,618,859	—	—	28,618,859

Total Investments	$28,622,831	$1,100,343,054	$18,644,455	$1,147,610,340

Other Financial Instruments:
Futures Contracts††	$1,887,955	—	—	$1,887,955
Forward Foreign Currency Contracts††	—	$804,474	—	804,474
Centrally Cleared Credit Default Swaps on Corporate Issues - Sell Protection††	—	184,720	—	184,720

Total Other Financial Instruments	$1,887,955	$989,194	—	$2,877,149

Total	$30,510,786	$1,101,332,248	$18,644,455	$1,150,487,489

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Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Written Options	—	$43,399	—	$43,399
Futures Contracts††	$535,666	—	—	535,666
Forward Foreign Currency Contracts††	—	286,673	—	286,673
OTC Interest Rate Swaps	—	175,534	—	175,534
Centrally Cleared Credit Default Swaps on Corporate Issues - Buy Protection††	—	99,525	—	99,525

Total	$535,666	$605,131	—	$1,140,797

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of December 31, 2023	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Corporate Bonds & Notes:
Energy	$4,950,000	$3,560	—	$10,197	—
Industrials	4,884,925	—	—	36,237	—
Collateralized Mortgage Obligations	8,499,714	405	—	(7,833)	—
Senior Loans:
Materials	4,763,566	2,799	$66	92,713	—
Convertible Preferred Stocks:
Energy	8,856,703	—	1,097,352	3,141	—
Common Stocks:
Consumer Discretionary	528,125	—	—	(81,250)	—

Total	$32,483,033	$6,764	$1,097,418	$53,205	—

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Notes to Schedule of Investments (unaudited) (continued)

Investments in Securities (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3[2]	Balance as of March 31, 2024	Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2024[1]
Corporate Bonds & Notes:
Energy	—	—	$(4,963,757)	—	$10,197
Industrials	$(62,500)	—	—	$4,858,662	36,237
Collateralized Mortgage Obligations	—	—	—	8,492,286	(7,833)
Senior Loans:
Materials	(12,512)	—	—	4,846,632	92,713
Convertible Preferred Stocks:
Energy	(9,957,196)	—	—	—	3,141
Common Stocks:
Consumer Discretionary	—	—	—	446,875	(81,250)

Total	$(10,032,208)	—	$(4,963,757)	$18,644,455	$53,205

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

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Notes to Schedule of Investments (unaudited) (continued)

	Fair Value at 3/31/24 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/Weighted Average	Impact to Valuation from an Increase in Input*
Collateralized Mortgage Obligations	$8,492	Discounted Cash Flow Method	Yield	12.44%	Decrease
Senior Loans	4,847	Discounted Cash Flow Method	Yield	10.00%	Decrease

*

This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended March 31, 2024. The following transactions were effected in such company for the period ended March 31, 2024.

	Affiliate Value at December 31, 2023	Purchased		Sold		Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at March 31, 2024
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$42,910,231	$65,220,289	65,220,289	$79,511,661	79,511,661	—	$333,047	—	$28,618,859

34	Western Asset Diversified Income Fund 2024 Quarterly Report